UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2012

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ		08889-0100
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 423-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Steven F. Goldstone and Harry R. Jacobson, members of the Board, have advised the Company that they will not stand for re-election to the Board at Merck’s next Annual Meeting of Shareholders, scheduled for May 22, 2012.

Item 8.01.	Other Events.

In connection with the Company’s Annual Meeting of Shareholders, the Board fixed the date, time and place of the meeting to be held on Tuesday, May 22, 2012 at 8:30 a.m. at the Bridgewater Marriott located at 700 Commons Way, Bridgewater, New Jersey. The close of business on March 23, 2012 was established as the record date for the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: March 30, 2012	By:	/s/ Katie E. Fedosz
Katie E. Fedosz
Senior Assistant Secretary